Exhibit 10.6

FIRST AMENDMENT TO THE

CANO PETROLEUM, INC.

2008 ANNUAL INCENTIVE PLAN

This FIRST AMENDMENT (the “Amendment”) to the 2008 Annual Incentive Plan (the “Agreement”) dated February 15, 2008, is hereby made and entered as of the 20th day of October, 2008 by Cano Petroleum, Inc., a Delaware corporation (the “Company”).  Terms used in this Amendment with initial capital letters that are not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement.

WHEREAS, Article VII of the Agreement provides that the Committee may change or modify the Agreement in a writing; and

WHEREAS, the Committee desires to amend the definition of the term “Committee” under the Agreement and to change the date in Section 5.1 of the Agreement.

NOW THEREFORE, pursuant to Section Article VII of the Agreement, the Agreement is amended as follows:

1.             Article I, the definition of Committee shall be amended in its entirety to read as follows:

“Committee” means all members of the Board that are “non-employee directors,” as such term is defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and “outside directors,” as such term is defined in Section 162(m) of the Code, with the minimum number of members of the Committee being two members.

2.                                       Section 5.1 shall be amended in its entirety to read as follows:

Form and Time of Payment.  Subject to the provisions of Sections 5.2 and 5.3 below and except as otherwise provided herein, a Participant’s Incentive Compensation for each Performance Period shall be paid as soon as practicable after the results for such Performance Period have been finalized, but in no event later than [November 1] of the first fiscal year immediately following the close of such Performance Period which is within the short-term deferral period set forth in Section 409A of the Code.  The payment shall be in the form directed by the Committee and may either be paid in a cash lump sum payment or in installments.

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IN WITNESS WHEREOF, the Committee has authorized the Company to execute this Amendment the day and year first above written.

CANO PETROLEUM, INC.

By:	/s/ S. Jeffrey Johnson
Name:	S. Jeffrey Johnson
Title:	Chairman and CEO